UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 6, 2017

ALLSTATE LIFE INSURANCE COMPANY
(Exact name of registrant as specified in charter)

Illinois	0-31248	36-2554642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3075 Sanders Road, Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.

The Registrant furnishes below its Consolidated Statements of Operations for the three years ended December 31, 2016, 2015 and 2014 and Consolidated Statements of Financial Position as of December 31, 2016 and 2015, prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”):

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions)	Year Ended December 31,
	2016	2015	2014
Revenues	(unaudited)
Premiums	$592	$600	$589
Contract charges	717	738	847
Net investment income	1,659	1,819	2,081
Realized capital gains and losses:
Total other-than-temporary impairment (“OTTI”) losses	(120)	(144)	(54)
OTTI losses reclassified to (from) other comprehensive income	7	16	(1)
Net OTTI losses recognized in earnings	(113)	(128)	(55)
Sales and other realized capital gains and losses	36	393	198
Total realized capital gains and losses	(77)	265	143
	2,891	3,422	3,660

Costs and expenses
Contract benefits	1,387	1,406	1,452
Interest credited to contractholder funds	677	717	891
Amortization of deferred policy acquisition costs	134	151	162
Operating costs and expenses	219	273	310
Restructuring and related charges	1	—	2
Interest expense	15	16	16
	2,433	2,563	2,833

Gain (loss) on disposition of operations	5	3	(68)

Income from operations before income tax expense	463	862	759

Income tax expense	144	301	233

Net income	$319	$561	$526

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value data)	December 31,
	2016	2015
Assets	(unaudited)
Investments
Fixed income securities, at fair value (amortized cost $23,112 and $23,770)	$24,222	$24,629
Mortgage loans	3,938	3,781
Equity securities, at fair value (cost $1,429 and $1,526)	1,511	1,542
Limited partnership interests	2,776	2,295
Short-term, at fair value (amortized cost $566 and $816)	566	816
Policy loans	563	572
Other	1,491	1,327
Total investments	35,067	34,962
Cash	138	104
Deferred policy acquisition costs	1,187	1,314
Reinsurance recoverable from non-affiliates	2,339	2,407
Reinsurance recoverable from affiliates	452	464
Accrued investment income	273	278
Other assets	410	510
Separate Accounts	3,373	3,639
Total assets	$43,239	$43,678
Liabilities
Contractholder funds	$19,470	$20,542
Reserve for life-contingent contract benefits	11,322	11,394
Unearned premiums	5	5
Payable to affiliates, net	52	55
Other liabilities and accrued expenses	952	849
Deferred income taxes	1,191	986
Notes due to related parties	465	275
Separate Accounts	3,373	3,639
Total liabilities	36,830	37,745
Shareholder’s Equity
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares authorized, none issued	—	—
Redeemable preferred stock - series B, $100 par value, 1,500,000 shares authorized, none issued	—	—
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	1,990	1,990
Retained income	3,736	3,417
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	39	41
Other unrealized net capital gains and losses	733	527
Unrealized adjustment to DAC, DSI and insurance reserves	(91)	(40)
Total unrealized net capital gains and losses	681	528
Unrealized foreign currency translation adjustments	(3)	(7)
Total accumulated other comprehensive income	678	521
Total shareholder’s equity	6,409	5,933
Total liabilities and shareholder’s equity	$43,239	$43,678

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY
(Registrant)

By:	/s/ Samuel H. Pilch
Name: Samuel H. Pilch
Title: Senior Group Vice President and Controller

Date: February 6, 2017

4